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                                                                    Exhibit 23.2



                                Arthur Andersen







                    Consent of Independent Public Accountants



                  As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this registration statement on Form S-8.


/s/ Arthur Andersen
-------------------------
Hamilton, Bermuda
February 9, 2000


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